HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042          HV-5776 - PremierSolutions Cornerstone

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Supplement dated January 26, 2015 to your Prospectus

FUND NAME CHANGES

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND - CLASS A

ALLIANCEBERNSTEIN VALUE FUND - CLASS A

Effective January 20, 2015, the following name changes were made to your Prospectus:

Current Name	New Name
AllianceBernstein Discovery Value Fund - Class A	AB Discovery Value Fund - Class A
AllianceBernstein Value Fund - Class A	AB Value Fund - Class A

As a result of the changes, all references to the Current Names in your Prospectus are deleted and replaced with the New Names.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.